UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019

Commission File Number: 000-26181

AngioGenex, Inc.

 (Exact name of small business issuer as specified in its charter)

Nevada	86-0945116
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

425 Madison Ave., Suite 902, New York, New York 10017
(Address of principal executive offices)

(212) 644-2100
(Issuer's telephone number, including area code)

(Former name, former address and former fiscal year, If changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02  Departure of Principal Officer; Appointment of Principal Officer

(a)  Departures of Principal Officer

Effective September 12, 2019, Dr. Robert Benezra, the President and Chief Executive Officer and a Director, tendered his resignation.  There were no disagreements between Dr. Benezra and our Board of Directors regarding any business practices or procedures.  Dr, Benezra will continue to serve as the Chairman of the Company’s Scientific Advisory Board.

(d)  Appointment of Principal Officers

On September 12, 2019, Mr. Michael Aronstein, the Chairman of the Company’s Board of Directors, was appointed as the Company’s President and Chief Executive Officer:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AngioGenex, Inc. (Registrant) Date: September 13, 2019 By: /s/ Michael Strage Michael Strage Chief Admin Officer